UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
_______________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 23, 2017
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INTL FCStone Inc.
(Exact name of registrant as specified in its charter)
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Delaware	000-23554	59-2921318
(State of Incorporation)	(Commission File Number)	(IRS Employer ID No.)
708 Third Avenue, Suite 1500, New York, NY 10017
(Address of principal executive offices, including Zip Code)
(212) 485-3500
(Registrant's telephone number, including area code)
_______________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act 17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

At the Annual Meeting of Shareholders held on February 23, 2017, the shareholders of INTL FCStone Inc. approved the INTL FCStone Inc. 2017 Restricted Stock Plan (“Restricted Stock Plan”). The terms of the Restricted Stock Plan are set forth in the definitive proxy statement on Schedule 14A dated January 13, 2017 (the “Proxy Statement”) under the caption “PROPOSAL 3 - APPROVAL OF THE 2017 RESTRICTED STOCK PLAN”, and the description of the Restricted Stock Plan is incorporated herein by reference.  Such description is qualified in its entirety by reference to the full text of the Restricted Stock Plan, a copy of which was attached as Appendix A to the Proxy Statement and which is incorporated by reference herein. A copy of the Restricted Stock Plan is furnished with this report as Exhibit 10.1.

Item 5.07. Submission of Matters to a Vote of Security Holders.
The Annual Meeting of the Shareholders of INTL FCStone Inc. was held on February 23, 2017. The final voting results for each matter submitted to a vote of the Shareholders are as follows:

Item 1. With respect to the election of nine directors to hold office for a term expiring at the 2018 annual meeting or until their respective earlier death, resignation or removal, votes were validly cast as follows for the following persons as directors of the Company:

Nominees	Number of Votes For	Number of Votes Withheld	Broker Non-Votes
Paul G. Anderson	14,329,816	160,016	2,010,604
Scott J. Branch	14,329,450	160,382	2,010,604
John M. Fowler	14,312,256	177,576	2,010,604
Edward J. Grzybowski	14,273,645	216,187	2,010,604
Daryl K. Henze	14,274,771	215,061	2,010,604
Bruce W. Krehbiel	14,195,857	293,975	2,010,604
Sean M. O'Connor	14,329,450	160,382	2,010,604
Eric Parthemore	14,219,668	270,164	2,010,604
John Radziwill	14,363,965	125,867	2,010,604

Item 2. KPMG LLP was ratified as the Company's independent registered public accounting firm for the 2017 fiscal year with the following vote:

FOR	15,613,716
AGAINST	864,356
ABSTAIN	22,364
BROKER NON-VOTES	—

Item 3. The INTL FCStone Inc. 2017 Restricted Stock Plan, attached as Appendix A to the Proxy Statement, and as furnished with this report as Exhibit 10.1, was approved with the following vote:

FOR	13,515,853
AGAINST	971,722
ABSTAIN	2,257
BROKER NON-VOTES	2,010,604

Item 4. A Company proposal, required by the Dodd-Frank Wall Street Reform and Consumer Protection Act, requesting that shareholders approve a non-binding resolution to approve the compensation awarded by the Company to the Company's Named Executive Officers ("say-on-pay") as described in the Compensation Discussion & Analysis, tabular disclosures, and other narrative executive compensation disclosures in the January 13, 2017 Proxy Statement as required by the rules of the Securities and Exchange Commission, passed with the following vote:

FOR	14,385,354
AGAINST	99,427
ABSTAIN	5,051
BROKER NON-VOTES	2,010,604

Item 5. A Company proposal, required by the Dodd-Frank Wall Street Reform and Consumer Protection Act, requesting that shareholders vote on a non-binding resolution to determine whether the advisory shareholder vote on say-on-pay shall occur every one, two or three years, resulted in the following outcome:

1 YEAR	8,597,700
2 YEARS	11,082
3 YEARS	5,866,324
ABSTAIN	14,726
BROKER NON-VOTES	2,010,604

Item 7.01. Regulation FD Disclosure.
During the regular meeting of the Board of Directors held February 23, 2017, following the Annual Meeting of the Shareholders of INTL FCStone Inc., John Radziwill was elected as Chairman of the Board of Directors.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description of Document
10.1	INTL FCStone Inc. 2017 Restricted Stock Plan.

Signature
Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

INTL FCStone Inc.
(Registrant)
February 27, 2017	/s/ Brian T. Sephton
(Date)	Brian T. Sephton
Chief Legal & Governance Officer